EXHIBIT 10.1

INFINITY SETTLEMENT AGREEMENT

This Agreement (the “Agreement”) made as of the 17th day of January, 2008, by and between Infinity Capital Group, Inc., a Maryland corporation (“Infinity”) and Barry Wien and Frank Wien (jointly and severally referred to as “Wien”), Infinity and Wien sometimes referred to as the “Parties”.

RECITALS

WHEREAS, the Parties have previously entered into other agreements and understandings (the “Previous Agreements”), to wit:

•	A Seven (7%) Percent Secured Convertible Promissory Note, dated November 10, 2004 (the “Infinity Note”);

•	An Escrow Agreement, dated November 10, 2004 (the “Escrow Agreement”);

•	A Security Agreement, dated November 10, 2004 (the “Security Agreement”);

•	Two amendments to the Infinity Note, dated March 30, 2005 and September 30, 2005, respectively (the Note Amendments”); and

•	A Debt Restructuring Agreement, dated September, 2005 (the “Debt Restructuring Agreement”).

WHEREAS, the Parties wish to enter into this Agreement to settle and to discharge the obligations under the Previous Agreements.

NOW, THEREFORE, in consideration of the foregoing recitals and mutual covenants and representations set forth below, the Parties agree, intending to be legally bound, as follows:

1.
Payments to Wein.  In substitution and replacement for the obligations of Infinity in the Infinity Note and Note Amendments, Infinity hereby agrees to pay the sum of $125,000 to Wien.  Of this amount, $50,000 is being paid contemporaneously with the signing hereof, the receipt of which is hereby acknowledged, and Infinity will pay to Wien $50,000 on February 15, 2008 and $25,000 on March 15, 2008 (these two deferred payments referred to as the “Subsequent Payments”); provided, however, that if any Subsequent Payment is not timely made, the Subsequent Payments shall accrue interest on the unpaid principal balance thereof at the rate of 7% per annum and “Subsequent Payments” shall include any such interest.

2.	Issuance of Stock to Wein.

(a)	Subject to the terms of this Agreement, Infinity agrees to issue to Wein 100,000 shares of its common stock (the “Common Stock”) contemporaneously with the signing hereof.

(b)
Not by way of limitation, the issuance of the Common Stock is made in reliance on the representations and warranties of Wien set forth at paragraphs 6 (b) (iv), (v), (vi) and (vii), hereafter, and also subject to the compliance with the provisions at paragraph 7 hereof.

(c)
Additionally, immediately after SOS (as defined below) completes its first acquisition, merger or similar transaction, Infinity shall assign and transfer a number of shares to Wien so that Wien will hold 12.5% of the number of shares of common stock of SOS held by Infinity (including its officers, directors and employees), immediately after SOS completes such acquisition, merger or similar transaction.

3.
Cancellation of Notes and Other Agreements.    Wien hereby forgives the payment by Infinity of the Infinity Note, as amended by the Note Amendments, which is hereby deemed to be fully paid and the obligations thereof satisfied, without reservation or condition.  All covenants and agreements within the Infinity Note, the Note Amendments and the Debt Restructuring Agreement, whatsoever, are hereby terminated and are without force or effect.

4.	Security and Release of Security.

(a)
As security for the payment of the Subsequent Payments, Infinity agrees to pledge 2,500,000 shares (the “Pledged Shares”) of the common stock of Satellite Organizing Solutions, Inc. (“SOS”), which common stock currently is the subject of the Security Agreement and Escrow Agreement.  In order to evidence the pledge of the Pledged Shares, Infinity agrees to execute, simultaneously herewith, the New Pledge Agreement (the “New Pledge Agreement”) attached hereto as Exhibit “A”.

(b)
The Obligations (as defined in the Security Agreement), having been deemed satisfied by paragraph 3 hereof, the Security Agreement and the Security Interest (as defined in the Security Agreement) in the 2,500,000 shares of common stock of SOS (which constitutes the Collateral in the Security Agreement and also will constitute the Pledged Shares under the New Pledge Agreement) are hereby terminated and shall have no further force or effect.  Wein shall deliver to Infinity all Uniform Commercial Code termination statements and similar documents, all fully-executed and in a condition ready for appropriate filing, and take such further actions, which Infinity shall then or thereafter reasonably request to evidence such termination of said Security Agreement and the Security Interest existing upon the Collateral.

(c)
The Amendment to the Escrow Agreement (the “Amendment to the Escrow Agreement”), attached hereto as Exhibit “B”, will be executed, simultaneously herewith, by the Parties and also by the Escrow Agent named therein.

5.
Settlement and Release.  Subject to the terms of this Agreement, Wien, for himself and for each of Wien’s Associated Parties (as defined below), hereby generally, irrevocably, unconditionally and completely releases and forever discharges each of the Releasees (as defined below) from, and hereby irrevocably, unconditionally and completely waives and relinquishes, each of the Released Claims (as defined below).

(a)
Definitions.  “Associated Parties” shall mean and include:  (i) Wien’s predecessors, successors, executors, administrators, heirs and estate; (ii) Wien’s past, present and future assigns, agents and representatives; (iii) each entity that Wien has the power to bind (by Wien’s acts or signature) or over which Wien directly or indirectly exercises control; and (iv) each entity of which Wien owns, directly or indirectly, at least 50% of the outstanding equity, beneficial, proprietary, ownership or voting interests.  “Releasees” shall mean and include:  (i) Infinity, (ii) each Affiliate (as defined below) of Infinity, and (iii) the successors and past, present and future assigns, directors, officers, employees, agents, attorneys and representatives of the respective persons and entities identified or otherwise referred to in clauses “(i)” and “(ii)” of this sentence. “Affiliates” shall mean subsidiaries, parents, shareholders, partners and joint venturers of Infinity and any entity or person who claims through any of them.  “Claims” shall mean and include all past, present and future disputes, claims, controversies, demands, rights, obligations, liabilities, actions and causes of action of every kind and nature, including (without limitation) any claim, right or cause of action based upon any breach of any express, implied, oral or written contract or agreement between Wien and Infinity such as, but not limited to, the Previous Agreements.  “Released Claims” shall mean and include each and every Claim that (i) Wien or any Associated Party of Wien may have had in the past, may now have or may have in the future against any of the Releasees, and (ii) has arisen or arises directly or indirectly out of, or relates directly or indirectly to, any circumstance, agreement, activity, action, omission, event or matter occurring or existing on or prior to the date of this Agreement (excluding only Wien’s rights under this Agreement).

(b)
Wien also hereby waives the benefits of, and any rights Wien may have under, any statute or common law principle in any jurisdiction limiting the extent of any general release of Claims regarding those that are unknown or unsuspected at the time of execution of such release.

6.	Representations and Warranties.

(a)	Infinity hereby represents and warrants to Wien as follows:

(i)
Infinity has all requisite corporate power to execute and deliver this Agreement, the New Pledge Agreement and the Amendment to the Escrow Agreement (collectively sometimes referred to as the “New Agreements”), and further, to carry out and perform its obligations under the terms of the New Agreements.

(ii)
All corporate action on the part of Infinity, its directors and its stockholders necessary for the authorization, execution, delivery and performance of the New Agreements by Infinity and the performance of their obligations thereunder, including the issuance and delivery of the Common Stock, has been taken or will be taken prior to the issuance of such securities.  All of the New Agreements, when executed and delivered by Infinity, shall constitute valid and binding obligations of Infinity enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws.  The Common Stock, when issued in compliance with the provisions of this Agreement will be validly issued, fully paid and non-assessable and free of any liens or encumbrances.

(iii)
All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of Infinity in connection with the valid execution and delivery of the New Agreements, the offer, sale or issuance of the Common Stock or the consummation of any other transaction contemplated hereby shall have been obtained and will be effective as of the date hereof, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

(iv)
Assuming the accuracy of the representations and warranties of Wien contained herein, the offer, issue, and sale of the Common Stock are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “1933 Act”), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

(b)	Wien represents and warrants to Infinity that:

(i)
It has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement, the New Pledge Agreement and the Amendment to the Escrow Agreement and to carry out their provisions.  All action on Wien’s part required for the lawful execution and delivery of such agreements have been or will be effectively taken prior hereto.  Upon its execution and delivery, this Agreement, the New Pledge Agreement and the Amendment to the Escrow Agreement will be valid and binding obligations of Wien, enforceable in accordance with their terms, except (x) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (y) as limited by general principles of equity that restrict the availability of equitable remedies.

(ii)	It has the requisite power and authority to release, as provided herein, the security interest on the SOS shares of stock which was previously established by the Security Agreement.

(iii)
It and the Escrow Agent have not assigned or transferred, or purported to assign or transfer, to any third person or entity any claim, right or cause of action relative to the Previous Agreements or otherwise released or contemplated to be released hereunder and also agrees to indemnify and hold Infinity harmless against any liability, loss, damage, cost or expense (including reasonable attorneys’ fees) arising out of any breach of this provision.

(iv)
It is acquiring the Common Stock solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Common Stock or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

(v)
Without lessening or obviating the representations and warranties of Infinity, Wien hereby: (x) acknowledges that it has received all the information it has requested from Infinity and its Affiliates and considers necessary or appropriate for deciding whether to enter this Agreement, the New Pledge Agreement and the Amendment to the Escrow Agreement and to acquire the Common Stock; (y) represents that it has had an opportunity to ask questions and receive answers from Infinity and its Affiliates regarding the terms and conditions of the offering of the Common Stock and to obtain any additional information necessary to verify the accuracy of the information given to Wien; and (z) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

(vi)
Wien acknowledges that investment in the Common Stock involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Common Stock for an indefinite period of time and to suffer a complete loss of its investment.

(vii)	Wien resides in the state or province identified in the address of Wien set forth on the signature page hereto.

(c)	The Parties agree that all representations and warranties made by them within this Agreement shall survive the execution and performance of this Agreement.

7.	Other provisions concerning the Common Stock.

(a)
Without in any way limiting the representations and warranties of Wien regarding the Common Stock, as set forth above, Wien further agrees not to make any disposition (directly or indirectly) of all or any portion of the Common Stock unless and until:

(i)	There is then in effect a Registration Statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

(ii)
(A) the transferee has agreed in writing to be bound by the terms of this Agreement, (B) Wien shall have notified Infinity of the proposed disposition, (C) Wien shall have furnished Infinity with a detailed statement of the circumstances surrounding the proposed disposition, and (D) Wien shall have furnished Infinity with an opinion of counsel, reasonably satisfactory to Infinity, that such disposition will not require registration under the 1933 Act or any applicable state securities laws, provided that no such opinion shall be required for dispositions in compliance with Rule 144, except in extraordinary circumstances.

(iii)
Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by Wien by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were Wiens hereunder.

(b)	Wien understands and agrees that all certificates evidencing the Common Stock to be issued to Wien may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

(c)
Wien understands that the Common Stock has not been registered under the 1933 Act on the basis that no distribution or public offering of the stock of Infinity is to be effected.  Wien realizes that the basis for the exemption may not be present if, notwithstanding its representations, Wien has a present intention of acquiring the Common Stock for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the Common Stock.  Wien has no such present intention.

(d)
Wien recognizes that the shares of Common Stock must be held indefinitely unless they are subsequently registered under the 1933 Act or an exemption from such registration is available.  Wien recognizes that Infinity has no obligation to register the Common Stock, or to comply with any exemption from such registration.

(e)
Wien is aware that Common Stock may not be sold pursuant to Rule 144 adopted under the 1933 Act (“Rule 144”) unless certain conditions are met, including, among other things, the existence of a public market for the Common Stock, the availability of certain current public information about Infinity, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Wien is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that Infinity presently has no plans to satisfy these conditions in the foreseeable future.

(f)	Wien represents and warrants that it is an “accredited investor” as such term is defined in Rule 501 under the Securities Act.

(g)
Wien hereby agrees it shall not (directly or indirectly) sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any common stock (or other securities) of the Company held by Wien (other than those included in a registration) for a period specified by the representative of the underwriters of common stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the 1933 Act.

8.	Miscellaneous provisions.

(a)	Entire Agreement; Drafting.

(i)
This Agreement, together with the New Pledge Agreement and the Amendment to the Escrow Agreement, constitutes the entire and only agreements between the Parties with regard to the subject hereof and supersedes all proposals, negotiations, and representations made or had prior to their execution except to the extent that the same are specifically incorporated herein. Each Party has made such investigation of the facts pertaining to this Agreement and the New Agreements, and of all other matters pertaining thereto, as it deems necessary.

(ii)
The Parties cooperated in the drafting of the New Agreements and such agreements represent fully negotiated agreements with respect to which all Parties have had the benefit of the advice of legal counsel.

(b)
Amendments and Waivers.  No modification or amendment of this Agreement or any of its provisions, or a waiver thereof, shall be binding upon the Party against whom enforcement of such modification or amendment is sought unless made in writing and signed by it in a similar manner as this Agreement.  No waiver of any breach of any provision of this Agreement shall be held to be a waiver of any other or subsequent breach, and the failure of a Party to enforce at any time any provision hereof shall not be deemed a waiver of any right of such Party to subsequently enforce such provision or any other provision hereof.

(c)
Binding Clause.  This Agreement, and all covenants, releases and agreements of the Parties contained herein shall be binding upon and inure to the benefit of the respective successors and assigns.  Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the Parties and their authorized assignees or their successors by operation of law, any rights or remedies under or by reason of this Agreement.

(d)
Notices.  Any notice, communication, request, reply or advice (hereinafter severally and collectively called “Notice”) required or permitted to be given by any of the Parties to another by this Agreement must be in writing and delivered to the address set forth on the signature page hereof (or to such new address as provided by Notice thereof), and with copies to the counsel at the addresses shown on the signature page (or to such other counsel as the parties may designate by Notice to the other Parties).  All such Notices will be deemed effectively given the earlier of (i) when delivered personally, (ii) two business days after being delivered by facsimile or e-mail (with receipt of appropriate confirmation), (iii) two business days after being deposited with an overnight courier service of recognized standing or (iv) five days after being deposited in the U.S. mail, first class, certified, with postage prepaid.

(e)
Governing Law.  This Agreement shall be deemed to have been executed and delivered within the State of New York, and the rights and obligations of the parties hereto shall be construed, interpreted and enforced in accordance with, and governed by, the laws of the State of New York.

(f)	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

(g)
Further Assurances.  Each Party to this Agreement agrees to perform any further acts and execute and deliver any further documents that may be reasonably necessary to carry out the provisions and intent of this Agreement.

(h)
Exhibits.  All Exhibits referred to in this Agreement and attached are incorporated herein the same as if set forth at length in this Agreement, and all terms having initially capitalized letters in the Agreement and in the Exhibits shall, unless specifically provided otherwise, have the same meaning and interpretation throughout.

(i)	Expenses. Each Party to this Agreement shall pay its own costs and expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement.

(j)
Partial Invalidity.  If any part of this Agreement shall, for any reason, be found or held invalid or unenforceable by any court or governmental agency of competent jurisdiction, then so long as the economic or legal substance of the transactions contemplated hereby is not affected in any significant manner adverse to any Party, such invalidity or unenforceability shall not affect the remainder of this Agreement which shall survive and be construed as if such invalid or unenforceable part or portions had not been contained herein.

IN WITNESS WHEREOF, the undersigned authorized representatives of the parties to this Agreement have affixed their signatures on the dates set forth below.

INFINITY CAPITAL GROUP, INC.

By ____________________________

Address:
80 Broad Street, 5th Floor
New York, NY 10004

Counsel and address:
Benchmark Law Group PC
4445 Eastgate Mall, Suite 200
San Diego, CA 92121
Attention: Amit Singh, Esq.

Frank Wien

_____________________________

Address:
3599 Admirals Way
Delray Beach, FL 33483

Barry Wien

____________________________

Address:
3 Horizon Rd., Apt. 1G
Fort Lee, NJ 07024

Counsel for Wien:

Jeffrey Marcus
Attorney at Law
260 Madison Ave., 18th Floor
New York, NY 10016

EXHIBIT A

NEW PLEDGE AGREEMENT

PLEDGE AGREEMENT

This PLEDGE AGREEMENT is made as of the 17th day of January, 2008, by Infinity Capital Group, Inc., a Maryland corporation (“Pledgor”), for the benefit of BARRY WIEN and FRANK WIEN (jointly and severally, “Pledgee” and, together with Pledgor, the “Parties”).

BACKGROUND

The Parties have executed a Settlement Agreement of even date herewith (the “Settlement Agreement”).

As more fully set forth herein, Pledgor has pledged to Pledgee 2,500,000 shares of the common stock (the “Shares”) of Satellite Organizing Solutions, Inc., a Nevada corporation.

This Agreement is made for the benefit of Pledgee to secure the payment of the Subsequent Payments (as defined in the Settlement Agreement) (the “Liability”).

AGREEMENT

NOW, THEREFORE, in consideration of Pledgee settling certain prior transactions in the Settlement Agreement, Pledgor hereby covenants and agrees with Pledgee as follows:

1. Pledge of Shares

    (a)To secure payment of the Liability, Pledgor hereby pledges, assigns, transfers and delivers to Pledgee a first lien on, and perfected security interest in, the following (all of which shall be referred to herein as the “Collateral”): (i) the Shares and all certificates representing the Shares; (ii) all proceeds of the sale of the Shares, or any part of the Shares; and (iii) all items identified as part of the Collateral in paragraph 3 hereof.

    (b) Pledgor hereby delivers to Pledgee the certificates representing the Shares accompanied by stock powers duly executed in blank by Pledgor, in form suitable for transfer; provided, however, that unless and until part or all of the Collateral is transferred to Pledgee in accordance with paragraph 4 hereof, all of the Collateral shall be, and remain, the property of Pledgor (subject to the security interests granted herein).

2. Voting While No Default

    Unless and until a Default (as hereinafter defined) shall have occurred and be continuing, Pledgor shall be entitled to vote any and all Shares and to give consents, waivers or ratifications in respect thereof.

1

3.  Dividends and Other Distributions

    Unless and until a Default shall have occurred and be continuing, all distributions with respect to the Shares (including, without limitation, all cash dividends payable in respect of the Shares) shall be paid to Pledgor; provided that all cash dividends payable in respect of the Shares which represent a liquidating, or other, distribution in return of capital shall be paid to Pledgee and shall be retained by Pledgee as part of the Collateral.  Pledgee shall also be entitled to retain as part of the Collateral:

    (a) All other or additional stock or other securities or property (other than cash) paid or distributed by way of dividend in respect of the Shares;

    (b) All other or additional stock or other securities or property (including cash) paid or distributed in respect of the Shares by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

    (c) All other or additional stock or other securities or property (including cash) which may be paid in respect of the Shares by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

4. Remedies in Case of Default

    In the event that a Default shall have occurred and be continuing, Pledgor shall transfer all or any part of the Collateral into Pledgee’s name or the name of Pledgee’s nominee or nominees; provided that:

    (a) All Collateral transferred to Pledgee upon a Default, together with all other moneys received by Pledgee hereunder, shall be applied to the satisfaction of the Subsequent Payments due at the time of such Default, based upon the value of the Collateral as of the date or dates of application. The value of the Collateral as of the date or dates of application shall be the value agreed upon by Pledgor and Pledgee, from time to time, or if they are unable to agree upon a value at anytime, shall be the value determined by an appraiser mutually agreed to by Pledgor and Pledgee.

    (b) The value of the total amount of the Collateral which may be transferred to Pledgee pursuant to this paragraph shall not exceed the aggregate amount of the Subsequent Payments determined as of the date of transfer and in the manner set forth in subparagraph (a) hereof.

2

5. Remedies Cumulative

    The exercise or beginning of the exercise by Pledgee of any one or more of the rights, powers or remedies provided for in this Pledge Agreement shall not preclude the simultaneous or later exercise by Pledgee of all such other rights, powers or remedies, and no failure or delay on the part of Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof.

6. Further Assurances

    Pledgor agrees that Pledgor will join with Pledgee in executing, filing and re-filing such financing statements, continuation statements and other documents in such offices as Pledgee may deem necessary or appropriate to perfect and preserve Pledgee’s security interest in the Collateral and agrees to do such further acts and things and to promptly execute and deliver to Pledgee such additional conveyances, assignments, agreements and instruments as Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Pledge Agreement or to further assure and confirm unto Pledgee its rights, powers and remedies hereunder.

7. Transfer By Pledgor

    Until the termination of this Pledge Agreement, Pledgor will not sell or otherwise dispose of, grant any option with respect to, or pledge or otherwise encumber any of the Collateral or any interest therein (except pursuant to this Pledge Agreement or as otherwise expressly permitted by this Pledge Agreement).

8.  Termination; Release

    (a) The Pledge Agreement shall terminate at such time as all Subsequent Payments have been satisfied in full.

    (b) Upon termination of this Pledge Agreement, Pledgee will promptly execute and deliver to Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to Pledgor such of the Collateral as may be in the possession of Pledgee and which has not theretofore been applied pursuant to this Agreement.

9. Definition of Default

    A Default shall be deemed to have occurred upon the occurrence of either of the following: (a) the failure of Pledgor to make any payment due with respect to the Liability within ten (10) days after delivery to Pledgor of written notice of failure to make timely payment; or (b) the failure of Pledgor to comply with any of the provisions of this Pledge Agreement and such failure is not cured within ten (10) days after delivery to Pledgor of written notice of such failure.

3

10.  Miscellaneous Provisions

    (a) This Pledge Agreement shall create a continuing security interest in the Collateral and shall be binding upon the heirs, personal representatives and assigns of Pledgor and shall inure to the benefit of, and be enforceable by, Pledgee and Pledgee’s heirs, personal representatives and assigns.

    (b) The provisions of this Pledge Agreement shall be governed by the laws of the State of New York.

    (c) This Pledge Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

    (d) In the event that any provision of this Pledge Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Pledge Agreement, which shall remain binding on all parties hereto.

    (e) Any notice, communication, request, reply or advice (hereinafter severally and collectively called “Notice”) required or permitted to be given by any of the Parties to another by this Agreement must be in writing and delivered to the address set forth on the signature page hereof (or to such new address as provided by Notice thereof), and with copies to the counsel at the addresses shown on the signature page (or to such other counsel as the parties may designate by Notice to the other Parties).  All such Notices will be deemed effectively given the earlier of (i) when delivered personally, (ii) two business days after being delivered by facsimile or e-mail (with receipt of appropriate confirmation), (iii) two business days after being deposited with an overnight courier service of recognized standing or (iv) five days after being deposited in the U.S. mail, first class, certified, with postage prepaid.

    (f) This Agreement constitutes the entire and only agreement between the Parties with regard to the subject hereof and supersedes all proposals, negotiations, and representations made or had prior to their execution except to the extent that the same are specifically incorporated herein. Each Party has made such investigation of the facts pertaining to this settlement and this Agreement, and of all other matters pertaining thereto, as it deems necessary.

    (g) No modification or amendment of this Agreement or any of its provisions, or a waiver thereof, shall be binding upon the Party against whom enforcement of such modification or amendment is sought unless made in writing and signed by it in a similar manner as this Agreement.  No waiver of any breach of any provision of this Agreement shall be held to be a waiver of any other or subsequent breach, and the failure of a Party to enforce at any time any provision hereof shall not be deemed a waiver of any right of such Party to subsequently enforce such provision or any other provision hereof.

4

(h) This Agreement, and all covenants, releases and agreements of the Parties contained here in shall be binding upon and inure to the benefit of the respective successors and assigns.  Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the Parties and their authorized assignees or their successors by operation of law, any rights or remedies under or by reason of this Agreement.

    (i) Each Party to this Agreement shall pay its own costs and expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement.

IN WITNESS WHEREOF, this Pledge Agreement has been executed as of the date first above written.

PLEDGOR:

INFINITY CAPITAL GROUP, INC.

By ____________________________

Name:__________________________

Title:___________________________

Address:
80 Broad Street, 5th Floor
New York, NY 10004

Counsel and address:
Benchmark Law Group PC
4445 Eastgate Mall, Suite 200
San Diego, CA 92121
Attention: Amit Singh, Esq.

PLEDGEE:

Barry Wien

_____________________________

Address:
3 Horizon Rd., Apt. 1G
Fort Lee, NJ 07024

Frank Wien

____________________________

Address:
3599 Admirals Way
Delray Beach, FL 33483

Counsel for Wien:

Jeffrey Marcus
Attorney at Law
260 Madison Ave., 18th Floor
New York, NY 10016

EXHIBIT B

AMENDMENT TO THE ESCROW AGREEMENT

AMENDMENT TO ESCROW AGREEMENT

This Amendment (the “Amendment”), dated as of the 17th day of January, 2008, to the Escrow Agreement (the “Escrow Agreement”) dated November 10, 2004, by and among Infinity Capital Group, Inc., a Maryland corporation (“Infinity”), Barry Wien and Frank Wien (jointly and severally referred to as “Wien” and, together with Infinity, the “Parties”), and Jeffrey Marcus as escrow agent (the “Escrow Agent”).

The Parties have signed a Settlement Agreement (the “Settlement Agreement”) and a Pledge Agreement, (the “Pledge Agreement”), both of even date herewith.  Under the Pledge Agreement, Infinity has pledged Two Million Five Hundred Thousand (2,500,000) shares of Satellite Organizing Solutions, Inc. ("SOS"), a Nevada corporation, common stock (the “Common Stock”).

The Escrow Agent currently holds the Common Stock pursuant to the terms of the Escrow Agreement.

The Parties have requested that Escrow Agent act as Escrow Agent as provided herein, intending that the Escrow Agent shall hold the Common Stock in furtherance of the Pledge Agreement.

It is agreed that the language contained in the Escrow Agreement is hereby amended, and superseded in its entirety, to read, instead, as follows:

1.  Escrow Property.  Infinity shall deliver with the execution hereof to Escrow Agent a certificate for 2,500,000 shares of Common Stock of SOS in the name of Infinity to be held by Escrow Agent in accordance with this Escrow Agreement together with a stock power signed by Infinity.  Infinity shall have the sole and absolute right to vote such shares so long as there is no breach or default under, or an Event of Default exists under the Pledge Agreement.

2.  Delivery of Stock.

2.1           Upon an Event of Default.  Ten (10) days after Escrow Agent receives written notice from Wien of a Default (as defined in the Pledge Agreement), Escrow Agent shall, and the Parties hereby irrevocably instruct Escrow Agent to, release the escrowed certificate for 2,500,000 shares of Common Stock of SOS to Wien.  Escrow Agent shall cause SOS’s transfer agent to register such shares in the name of Wien immediately prior to such transfer, and Escrow Agent’s duties hereunder shall immediately terminate with no liability to any of the Parties.

2.2           Termination.  Upon satisfaction of all Subsequent Payments (as defined in the Settlement Agreement), this Escrow Agreement shall terminate, and Escrow Agent shall return the Common Stock to Infinity.  Escrow Agent’s duties hereunder shall immediately terminate with no liability to any of the Parties.

1

     3. Escrow Agents as Special Counsel to Parties.  The Parties acknowledge that they are each aware that Escrow Agent is acting, and has acted, as counsel to Wien in connection with this Agreement and the various other agreements entered into in connection with the transactions between the Parties, as well as the consummation of the transactions contemplated by such agreements and other matters and that the Escrow Agent is a law firm and has been, and may in the future be, involved with representing Wien with respect to any of the foregoing or any other matter.  The Parties agree that the Escrow Agent acting under this Agreement shall not affect the Escrow Agent's ability to act as counsel to Wien in any matter, including, but not limited to, any claim, action or proceeding with respect to this Agreement, any of the transactions contemplated by this Agreement or the disposition of, or entitlement to, the Common Stock.

    4.  Escrow Agent.

4.1           General.  The Escrow Agent shall act as escrow agent and hold the Common Stock pursuant to the terms and conditions of this Agreement.  The Escrow Agent's duties under this Agreement shall cease upon release of the Common Stock to either Wien or Infinity in accordance with the terms of this Agreement.

4.2           Limited Duties.  The Escrow Agent undertakes to perform only such duties as are expressly set forth in this Agreement.  The Escrow Agent shall not incur any liability whatsoever to Wien, or Infinity or any other person or entity, except for the Escrow Agent's own willful misconduct in its capacity as escrow agent.

4.3           Reliance on Notices.  The Escrow Agent may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties.  The Escrow Agent may conclusively presume that each of the undersigned representatives of the parties hereto has full power and authority to instruct the Escrow Agent on behalf of that party.

4.4           Limited Responsibilities.  The Escrow Agent's sole responsibility upon receipt of any notice requiring any delivery of the Common Stock pursuant to the terms of this Agreement is to deliver the Common Stock as provided in this Agreement, and the Escrow Agent shall have no duty to determine the validity, authenticity or enforceability of any specification or certification made in such notice.

4.5           Action in Good Faith.  The Escrow Agent shall act in good faith at all times, and the Escrow Agent may consult with counsel of its own choice.

4.6           Disputes.  In the event of a dispute between the parties as to the proper disposition of the Common Stock, the Escrow Agent shall be entitled (but not required) (i) to retain the Common Stock in its possession pending direction as to the disposition thereof by a

2

final order, from which no further appeal may be taken, of a court having proper jurisdiction, or (ii) to deliver the Common Stock into the possession of any court of proper jurisdiction as such is set forth in Section 7.1 of this Agreement, and, upon giving notice to Wien and Infinity of such action, shall thereupon be relieved of all further responsibility.

4.7           Indemnification.  Each of Wien and Infinity hereby jointly and severally agree to indemnify the Escrow Agent for, and to hold it harmless against, any loss, claim, action, liability, damage, cost or expense incurred without bad faith on the part of the Escrow Agent arising out of or in connection with the Escrow Agent's entering into and or performing under this Agreement, including, but not limited to, the cost and expense of defending itself against any claim, action or liability.

    5.           Escrow Agents Not Affected By Other Agreements.  This Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto.  No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent, in its capacity as such, shall not be bound by the provisions of any agreement among the parties to this Agreement other than this Agreement.

    6.           Notices.  Any notices required to be delivered to the Escrow Agent shall be deemed received by the Escrow Agent when the Escrow Agent physically has possession of such notice.

    7.           Miscellaneous.

7.1           Jurisdiction.  Any proceeding, action, litigation or claim (a “Proceeding”) arising out of or relating to this Agreement or any of the transactions contemplated herein may be brought in the courts of the State of New York, County of New York, city of New York, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such Proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the Proceeding shall be heard and determined only in any such court and agrees not to bring any Proceeding arising out of or relating to this Agreement or any of the  transactions contemplated herein in any other court.   The parties agree that either or both of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive any objections to venue or to convenience of forum.   Each party hereto hereby consents to process being served in any such action or proceeding by the mailing of a copy thereof to the address set forth opposite its name below and agrees that such service upon receipt shall constitute good and sufficient service of process or notice thereof.   Nothing in this paragraph shall affect or eliminate any right to serve process in any other manner permitted by law.

WAIVER OF JURY TRIAL.   THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW

3

EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.  THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

7.2           Captions.  The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this Agreement.

7.3           No Waiver.  The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.  Any waiver must be in writing.

7.4           Exclusive Agreement; Amendment; Assignment.  This Agreement supersedes all prior agreements among the parties with respect to the escrow of the Common Stock, is intended as a complete and exclusive statement of the terms of the agreement among the Parties with respect thereto and cannot be changed or terminated orally.  No party may assign any rights or delegate any of its duties under this Agreement, but this Agreement shall be binding upon and inure to the benefit of the successors of the parties hereto.

7.5           Counterparts.  This Agreement may be executed in counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

7.6           Governing Law.  This Agreement and all amendments hereof and waivers and consents hereunder shall be governed by, and all disputes arising hereunder shall be resolved in accordance with, the internal law of the State of New York, without regard to the conflicts of law principles thereof.

4

IN WITNESS WHEREOF, the parties hereto have duly executed this Escrow Agreement as of the day and year first above written.

INFINITY CAPITAL GROUP, INC.	JEFFRY MARCUS
a Maryland Corporation	Attorney at Law

7 Dey Street, Suite 900	260 Madison Ave., 18th Floor
New York, NY 10007	New York, NY 10016

By:_______________________________________	______________________________________
Gregory H. Laborde, President

_________________________________________
Barry Wien

_________________________________________
Frank Wien

c/o Jeffrey Marcus Attorney at Law 260 Madison Ave., 18th Floor New York, NY 10016

5